                                                                  Exhibit 10.211

                                                              REVISED 06/24/2002
--------------------------------------------------------------------------------
                   OFFER (Must be fully completed by offeror)
--------------------------------------------------------------------------------
14. NAME AND ADDRESS OF OFFEROR (include ZIP code)
    Meadow Valley Contractors, Inc.
    2250 W. Center St. Bldg #2
    Springville, UT 84663
--------------------------------------------------------------------------------
CODE                             FACILITY CODE
--------------------------------------------------------------------------------
15. TELEPHONE NO. (include area code)
    (801) 491-7433
--------------------------------------------------------------------------------
16. REMITTANCE ADDRESS (include only if different than Item 14)


--------------------------------------------------------------------------------
17. The offeror agrees to perform the work required at the prices specified below in strict accordance with the terms of this solicitation, if this offer is accepted by the Government in writing within 60 calendar days after the date offers are due. (Insert any number equal to or greater than the minimum requirement stated in Item 13D. Failure to insert any number means the offeror accepts the minimum in Item 13D.
--------------------------------------------------------------------------------
AMOUNTS                        See Bid Schedule.

--------------------------------------------------------------------------------
18. The offeror agrees to furnish any required performance and payment bonds.
--------------------------------------------------------------------------------
                        19. ACKNOWLEDGMENT OF AMENDMENTS
                (The offeror acknowledges receipt of amendments
              to the solicitation - give number and date of each)

-------------------------------------------------------------------------------------------------------
AMENDMENT NO.     1        2        3        4        5        6        7       8         9       10
-------------------------------------------------------------------------------------------------------
DATE           6-11-02  6-13-02  6-13-02  6-14-02  6-17-02  6-18-02  6-20-02  6-21-02  6-24-02  6/27-02
-------------------------------------------------------------------------------------------------------

20A. NAME AND TITLE OF PERSON AUTHORIZED TO SIGN OFFER
     (Type or print)
     Steve Kiesel     Area Manager

20B. SIGNATURE
     /s/ Steve Kiesel

20C. OFFER DATE
     6-27-02
--------------------------------------------------------------------------------
                     AWARD (TO BE COMPLETED BY GOVERNMENT)
--------------------------------------------------------------------------------
21. ITEMS ACCEPTED:
     All bid items.
--------------------------------------------------------------------------------
22. AMOUNT
    $10,123,000.00
--------------------------------------------------------------------------------
23. ACCOUNTING AND APPROPRIATION DATA
    X415-050-14-0-415054-164900-D  2490391001HO
--------------------------------------------------------------------------------
24. SUBMIT INVOICES TO ADDRESS SHOWN IN ---     ITEM
    (4 copies unless otherwise specified)       See Block 26
--------------------------------------------------------------------------------
25. OTHER THAN FULL AND OPEN COMPETITION PURSUANT TO
    [ ] 15 U.S.C. 637(  )     [ ] 41 U.S.C. 253(c)(  )
--------------------------------------------------------------------------------
26. ADMINISTERED BY                             CODE:  ____________
    (SEE CONTINUATION OF SF 1442
--------------------------------------------------------------------------------
27. PAYMENT WILL BE MADE BY
    FEDERAL HIGHWAY ADMINISTRATION
    CENTRAL FEDERAL LANDS HIGHWAY DIVISION
    555 ZANG STREET, ROOM 259
    LAKEWOOD, CO 80228
--------------------------------------------------------------------------------
         CONTRACTING OFFICER WILL COMPLETE ITEM 28 OR 29 AS APPLICABLE
--------------------------------------------------------------------------------
[ ] 28. NEGOTIATED AGREEMENT (CONTRACTOR IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN ___ COPIES TO ISSUING OFFICE.) CONTRACTOR AGREES TO FURNISH AND DELIVER ALL ITEMS OR PERFORM ALL WORK REQUIREMENTS IDENTIFIED ON THIS FORM AND ANY CONTINUATION SHEETS FOR THE CONSIDERATION STATED IN THIS CONTRACT. THE RIGHTS AND OBLIGATIONS OF THE PARTIES TO THIS CONTRACT SHALL BE GOVERNED BY (a) THIS CONTRACT AWARD, (b) THE SOLICITATION, AND (c) THE CLAUSES, REPRESENTATIONS, CERTIFICATIONS, AND SPECIFICATIONS INCORPORATED BY REFERENCE IN OR ATTACHED TO THIS CONTRACT.
--------------------------------------------------------------------------------
[X] 29. AWARD (Contractor is not required to sign this document.) Your offer on this solicitation is hereby accepted as to the items listed. This award consummates the contract, which consists of (a) the Government solicitation and your offer, and (b) this contract award. No further contractual document is necessary.
--------------------------------------------------------------------------------
30A. NAME AND TITLE OF CONTRACTOR OR PERSON AUTHORIZED TO SIGN
     (Type or print)


--------------------------------------------------------------------------------
30B. SIGNATURE


--------------------------------------------------------------------------------
30C. DATE


--------------------------------------------------------------------------------
31A. NAME OF CONTRACTING OFFICER (Type or print)

     Suzanne M. Schmidt, P.E.
--------------------------------------------------------------------------------
31B. UNITED STATES OF AMERICA
     BY /s/ Suzanne M. Schmidt
--------------------------------------------------------------------------------
31C. AWARD DATE
     7/22/02
--------------------------------------------------------------------------------
[illegible] PO: 1985 0 -489-796              STANDARD FORM 1442 BACK (REV. 4-85)

                                                          A-1                                                    Revised [illegible]
------------------------------------------------------------------------------------------------------------------------------------
    SOLICITATION, OFFER,                    1. SOLICITATION NO.      2. TYPE OF SOLICITATION      3. DATE ISSUED      PAGE OF PAGES
        AND AWARD
    (Construction, Alteration or Repair)       UT PFH 39-1(1)           [x] SEALED BID (IFB)         05/21/02             1 OF 3
                                                                        [ ] NEGOTIATED (RFB)
------------------------------------------------------------------------------------------------------------------------------------
    IMPORTANT - THE "OFFER" SECTION ON THE REVERSE MUST BE FULLY COMPLETED BY OFFEROR.
------------------------------------------------------------------------------------------------------------------------------------
    4. CONTRACT NO.                         5. REQUISITION/PURCHASE REQUEST. NO                   6. PROJECT NO.

                                                                                                  UT PFH 39-1(1)
------------------------------------------------------------------------------------------------------------------------------------
    7. ISSUED BY:                      CODE: 69050001                8. ADDRESS OFFER TO:

    Federal Highway Administration                                   Federal Highway Administration
    Central Federal Lands Highway Division                           ATTN: Mr. Richard Laubsch
    555 Zang Street, Room 259                                        2520 West 4700 South, Suite 9A
    Lakewood, CO 80228                                               Salt Lake City, UT 84118


------------------------------------------------------------------------------------------------------------------------------------
    9. FOR INFORMATION                 A. NAME:                      B. TELEPHONE NO. (include area code) (NO COLLECT CALLS)
       CALL                               See Continuation of           See Continuation of SF 1442.
                                          SF 1442
------------------------------------------------------------------------------------------------------------------------------------
                                                     SOLICITATION
NOTE: In sealed bid solicitations "offer" and "offeror" mean "bid" and "bidder".
------------------------------------------------------------------------------------------------------------------------------------
10. THE GOVERNMENT REQUIRES PERFORMANCE OF THE WORK DESCRIBED IN THESE DOCUMENTS (TITLE, IDENTIFYING NO., DATE):
------------------------------------------------------------------------------------------------------------------------------------
FOR CONSTRUCTION OF UTAH PFH 39-1(1), SEVENMILE-GOOSEBERRY ROAD, IN STRICT ACCORDANCE WITH:

1. FAR CONTRACT CLAUSES
2. DEPARTMENT OF LABOR, DAVIS BACON MINIMUM WAGE RATES
3. STANDARD SPECIFICATIONS FOR CONSTRUCTION OF ROADS AND BRIDGES ON FEDERAL HIGHWAY PROJECTS,
   FP-96 (1996)
4. SPECIAL CONTRACT REQUIREMENTS
5. BID SCHEDULE
6. PLANS

                                                                    * ALL WORK MUST BE COMPLETED BY SEPTEMBER 1, 2004
------------------------------------------------------------------------------------------------------------------------------------
11. The Contractor shall begin performance within 10 calendar days and complete it within * calendar days after receiving [ ] award,
[x] notice to proceed. This performance period is [x] mandatory, [ ] negotiable.
------------------------------------------------------------------------------------------------------------------------------------
12A. THE CONTRACTOR MUST FURNISH ANY REQUIRED PERFORMANCE AND PAYMENT BONDS?                       12B. CALENDAR DAYS
(IF "YES," indicate within how many calendar days after award in item 12B.)

[x] YES [ ] NO                                                                                             15
------------------------------------------------------------------------------------------------------------------------------------
13. ADDITIONAL SOLICITATION REQUIREMENTS:

A. Sealed offers in original and 0 copies to perform the work required are due at the place specified in item 8, by 2:00 pm (hour) local time [struck out text] 07/03/2002 (date). If this is a sealed bid solicitation, offers will be publicly opened at that time. Sealed envelopes containing offers shall be marked to show the offeror's name and address, the solicitation number, and the date and time offers are due.

B.  An offer guarantee [x] is, [ ] is not required.

C. All offers are subject to the (1) work requirements, and (2) other provisions and clauses incorporated in the solicitation in full text or by reference.

D. Offers providing less than 60 calendar days for Government acceptance after the date offers are due will not be considered and will be rejected.

-----------------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-155-3212                          1442-102                                            STANDARD FORM 1442(REV. 4-85)
                                                                                                              PRESCRIBED BY GSA
                                                                                                        FAR(48 CFR) 53-236-1(D)

Pay             Estimated
Item No.        Quantity            Unit Bid Price                Amount Bid
______________________________________________________________________________
63401AB        Pavement marking type A,
               broken

                  2,900

                m                       0.15                          435.00
_______________________________________________________________________________

63402A         Pavement markings type A

                  2,000

                m2                      3.60                        7,200.00
_______________________________________________________________________________

63505B         Barricade type 2

                     50

               Each                    79.00                        3,950.00
_______________________________________________________________________________

63505C         Barricade type 3

                     20

               Each                    73.00                        1,460.00
________________________________________________________________________________

63506A         Cone type A

                    120

               Each                    28.00                        3,360.00
________________________________________________________________________________

63507           Construction sign

                  120.0

               m2                      31.00                        3,720.00
_______________________________________________________________________________

63508           Drum

                    150

               Each                    39.00                        5,850.00
________________________________________________________________________________

63509           Flagger

                  8,600

               Hour                    20.00                      172,000.00
________________________________________________________________________________

63510           Pilot Car

                  2,100

               Hour                    28.00                       58,800.00
________________________________________________________________________________

63511           Temporary concrete
                barrier

                  1,000

               m                       87.00                       87,000.00
________________________________________________________________________________

63515           Temporary pavement
                markings

                 22.000

               km                      78.50                        1,727.00
________________________________________________________________________________

63521B          Warning light type B

                     80

               Each                    100.00                       8,000.00
________________________________________________________________________________

                                                       Total: $10,123,000.00


Bid Schedule                                   SUBMITTED BY:
                                                Meadow Valley Contractors, Inc.
Project:       UT PFH 39-1(1)
               SEVENMILE-GOOSEBERRY

  Executed in Three Counterparts

                             GENERAL PURPOSE RIDER

To be attached to and form part of Bond Number 24006408 effective July 24, 2002 Issued by the Liberty Mutual Insurance Company in the amount of Ten Million One Hundred Twenty Three Thousand and 00/100------- DOLLARS, $10,123,000.00, on behalf of Meadow Valley Contractors, Inc. as Principal and in favor of United States of America as obligee:

     Now, Therefore, it is agreed that: the State of Incorporation on the Performance Bond and the Payment Bond for Meadow Valley Contractors, Inc. is amended:


From:    UTAH





To:     NEVADA

















It is further understood and agreed that all other terms and conditions of this bond shall remain unchanged.

This rider is to be effective the 24th day of July 2002


Signed, sealed and dated this 31st day of July 2002



                                          Meadow Valley Contractors, Inc.

                                          /S/  [ILLEGIBLE]
                                         ----------------------------------
                                          Liberty Mutual Insurance Company

                                      By: /s/  Jeri Apodaca
                                         ----------------------------------
                                         Jeri Apodaca,      Attorney-in-Fact

                                                                      [SEAL]
Accepted By:


------------------------------


------------------------------





2502/GEEF 7/01